Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2007

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  000-30997                 84-1508866
--------------------------------------------------------------------------------
      (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)            Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                          07004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (973) 227-7168


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2007, Gordon L. Schooley, Ph.D., a member of the Board of Directors of Astralis Ltd. (the "Registrant"), announced his resignation from the Board, effective March 16, 2007. Mr. Schooley's announcement did not refer to any disagreement with the Registrant on any matter relating to the Registrant's operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: March 22, 2007                            By: /s/ Jose O'Daly
                                                    ----------------------------
                                                    Jose O'Daly
                                                    Chief Scientific Officer and
                                                    Chairman of the Board